 __________________________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14, 2005

BEAR STEARNS ASSET BACKED SECURITIES I LLC

(Exact name of registrant as specified in its charter)

Delaware	333-125422	20-0842986
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York		10179
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 272-2000

 __________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Description of the Mortgage Pool

Bear Stearns Asset Backed Securities I LLC (the “Registrant”) plans a series of certificates, entitled Bear Stearns Asset Backed Securities I Trust 2005-AC4 Asset-Backed Certificates, Series 2005-AC4 (the “Certificates”), to be issued pursuant to a pooling and servicing agreement, dated as of June 1, 2005, among Bear Stearns Asset Backed Securities I LLC as depositor, EMC Mortgage Corporation, as seller, Wells Fargo Bank, National Association as master servicer and securities administrator and U.S. Bank National Association, as trustee. The Certificates to be designated as the Series 2005-AC4 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of a pool (the “Mortgage Pool”) of fixed mortgage loans secured by first lien on one- to four-family residential properties.

Collateral Term Sheets

Bear, Stearns & Co. Inc. (the “Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as “Collateral Term Sheets”, in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
99.1

Collateral Term Sheets (as defined in Item 5) that have been provided by Bear, Strearns & Co. Inc. to certain prospective purchasers of Bear Stearns Asset Backed Securities I Trust 2005-AC4, Asset-Backed Certificates, Series 2005-AC4.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By:	/s/ Baron Silverstein
Name:	Baron Silverstein
Title:	Vice President

Dated: June 16, 2005

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
99.1

Collateral Term Sheets (as defined in Item 5) that have been provided by Bear, Stearns & Co. Inc. to certain prospective purchasers of Bear Stearns Asset Backed Securities I Trust 2005-AC4, Asset-Backed Certificates, Series 2005-AC4.

P

EXHIBIT 99.1

FILED BY PAPER